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CUSIP No. 67612W108


                       AGREEMENT CONCERNING JOINT FILING
                       OF AMENDMENT NO. 7 TO SCHEDULE 13D

     The undersigned agree as follows:

     (i) each of them is individually eligible to use Schedule 13D to which this
Exhibit is attached, and such Schedule 13D is filed on behalf of each of them;
and

     (ii) each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

     Dated November 16, 2006

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                                   V. PREM WATSA



                                    /s/ V. Prem Watsa
                                   --------------------------------------------


                                   1109519 ONTARIO LIMITED


                                   By   /s/ V. Prem Watsa
                                     ------------------------------------------
                                        Name:   V. Prem Watsa
                                        Title:  President




                                   THE SIXTY TWO INVESTMENT
                                   COMPANY LIMITED



                                   By:  /s/ V. Prem Watsa
                                       ----------------------------------------
                                        Name:   V. Prem Watsa
                                        Title:  President




                                   810679 ONTARIO LIMITED


                                   By:  /s/ V. Prem Watsa
                                       ----------------------------------------
                                        Name:   V. Prem Watsa
                                        Title:  President



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                                   FAIRFAX FINANCIAL HOLDINGS LIMITED



                                   By:  /s/ Paul Rivett
                                       ----------------------------------------
                                        Name:   Paul Rivett
                                        Title:  Vice President




                                   FFHL GROUP LTD.


                                   By:  /s/ V. Prem Watsa
                                       ----------------------------------------
                                        Name:   V. Prem Watsa
                                        Title:  Vice President




                                   FAIRFAX INC.


                                   By:  /s/ John K. Cassil
                                       ----------------------------------------
                                        Name:   John K. Cassil
                                        Title:  Vice President



                                   FAIRFAX FINANCIAL (US) LLC.


                                   By:  /s/ John K. Cassil
                                       ----------------------------------------
                                        Name:   John K. Cassil
                                        Title:  President and Manager


                                   TIG HOLDINGS, INC.


                                   By:  /s/ William J. Gillett
                                       ----------------------------------------
                                        Name:   William J. Gillett
                                        Title:  President




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                                   TIG INSURANCE GROUP, INC.


                                   By:   /s/ William J. Gillett
                                        ---------------------------------------
                                        Name:   William J. Gillett
                                        Title:  President




                                   TIG INSURANCE COMPANY


                                   By:  /s/ William J. Gillett
                                       ----------------------------------------
                                        Name:   William J. Gillett
                                        Title:  President




                                   ORH HOLDINGS INC.


                                   By:   /s/ Ronald Schokking
                                       ----------------------------------------
                                        Name:   Ronald Schokking
                                        Title:  Vice President



                                   UNITED STATES FIRE INSURANCE COMPANY


                                   By:  /s/ Carol Ann Soos
                                       ----------------------------------------
                                        Name:   Carol Ann Soos
                                        Title:  Vice President